UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 5(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest reported): September 11, 2009

MULTIBAND CORPORATION
(Exact name of registrant as specified in its charter)

MINNESOTA
(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 13529

41 - 1255001
(IRS Employer Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428
(Address of principal executive offices)

Telephone (763) 504-3000    Fax (763) 504-3060
Internet:          www.multibandusa.com
(Registrant's telephone number, facsimile number, and internet address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a material definitive agreement

Purchase agreement dated November 3, 2008 incorporated by reference as attached to the original 8-K filing November 6, 2008 and amended December 30, 2008 incorporated by reference as attached to the original 8-K filing dated January 2, 2009.

Item 2.01 Completion of acquisition or disposition of assets (in thousands)

Acquisition of Assets – Purchase Price

Effective January 2, 2009, the Company purchased 80% of the issued and outstanding shares of common stock of all of the operating subsidiaries of DirecTECH Holding Company (DTHC) (an additional 29% of Multiband NC, Inc. (formerly Michigan MicroTECH (MMT)), 51% of which was previously purchased effective March 1, 2008 and 80% of Multiband NE, Inc.(NE), Multiband SW, Inc.(SW), Multiband EC Inc.(EC), Multiband MDU, Inc.(MBMDU), Multiband DV, Inc.(DV) and Multiband Security, Inc. (Security) (the “acquisition”).  DTHC, a fulfillment agent for a national satellite television company, DirecTV, specializes in the providing of satellite TV to single family homes.  The purpose of this acquisition was to increase the Company’s business of installing video services in single family homes (HSP segment).  The purchase price totaled $40,400.  The $40,400 consists of three parts; 1) $500 in cash which was paid at the initial closing date of January 2, 2009 and in escrow as a deposit at December 31, 2008, 2) a non-interest bearing note of $500 payable without interest as follows: $250 on demand on or after April 1, 2009 and $250 after the Company’s retention of senior financing, as defined, no later than August 31, 2009 and 3) a promissory note in the amount of $39,400, due January 1, 2013, bearing interest at an annual rate of 8.25% (subject to adjustment in the event of a default), plus the remaining $800 note payable from the purchase of 51% of NC.  Subsequent to the closing, the Company and DTHC mutually agreed to offset the $40,200 promissory note by the amount of $5,844, for an offsetting receivable on Multiband’s books as of December 31, 2008.  This reduced the amount of this promissory note to $34,356.  As part of the agreement, Multiband has until December 31, 2009 to purchase the remaining 20% of the issued and outstanding shares of common stock of all DTHC.  The consideration for the 20% purchase will be $10,000 of Multiband Series J Preferred Stock, whose issuance will require Multiband shareholder approval. The closing on the remaining 20% stock transaction is anticipated to occur on or before December 31, 2009.  The contingent consideration related to the acquisition agreement requires a 20% cash payout on all earnings in 2009 until the remaining 20% of the Company is acquired.

Unaudited Proforma Combined Financial Information

The unaudited pro forma combined statement of operations set forth as below gives effect to the acquisition as if it had occurred on January 1, 2008.  The pro forma adjustments reflecting the acquisition are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto.  The unaudited proforma combined balance sheet as of December 31, 2008 gives effect to the acquisition as if it had occurred on December 31, 2008.  The proforma combined financial statements are based upon the historical financial statements of the Company and the acquired entities and do not purport to project the future financial condition and results of operations after giving effect to the acquisition.  The proforma information should be read in conjunction with the historical financial statements and accompanying notes of the Company and DTHC included in exhibit 99.1 and 99.2 of this filing.

Since the transaction was effective January 2, 2009, there is not a change in the June 30, 2009 balance sheet or statement of operations for the three and six months ended June 30, 2009 (filed in the Quarterly Report Form 10-Q for the quarter ended June 30, 2009.

Multiband Corporation and Subsidiaries
Unaudited Proforma Combined Statement of Operations
December 31, 2008
(in thousands)

	Multiband Corporation (as filed)	DTHC and Subsidiaries (audited)	Proforma Adjustments (unaudited)*		Proforma Statement of Operations (unaudited)

REVENUES	$42,986	$196,756	$(5,097	) H,I,J	$234,645

COSTS AND EXPENSES
Cost of products and services (exclusive of depreciation and amortization shown separately below)	28,426	151,221	(3,311	) H,I	176,336
Selling, general and administrative	10,500	52,190	(10,455	) J,L,M	52,235
Depreciation and amortization	3,025	1,911	5,000	K	9,936
Impairment of assets	132	-	-		132

Total costs and expenses	42,083	205,322	(8,766)		238,639

INCOME (LOSS) FROM OPERATIONS	903	(8,566)	3,669		(3,994)

OTHER INCOME (EXPENSE)
Interest expense	(657)	(3,247)	(837	) N,M	(4,741)
Management consulting income	2,366	-	(2,366	) J	-
Equity in net income of investment in unconsolidated affiliate	-	652	(652	) O	-
Interest and other income	117	515	-		632

Total other income (expense)	1,826	(2,080)	(3,855)		(4,109)

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST IN SUBSIDIARY	2,729	(10,646)	(186)		(8,103)

PROVISION FOR INCOME TAXES	1,132	150	(870	) P	412

MINORITY INTEREST IN NET INCOME (LOSS) OF SUBSIDIARY	652	-	(1,892	) Q	(1,240)

NET INCOME (LOSS)	945	(10,796)	2,576		(7,275)

Preferred stock dividends	4,088	-	-		4,088
INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,143)	$(10,796)	$2,576		$(11,363)

LOSS PER COMMON SHARE – BASIC AND DILUTED:

LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(0.34)				$(1.21)

Weighted average common shares outstanding – basic and diluted	9,303	-	126	U	9,429

* See Note 3 for explanation of unaudited proforma adjustments

See accompanying notes to the unaudited proforma combined financial statements

Multiband Corporation and Subsidiaries
Unaudited Proforma Combined Balance Sheet
December 31, 2008
(in thousands)

	Multiband Corporation (as filed)	DTHC and Subsidiaries (audited)	Purchase Adjustments (unaudited)*		Proforma Adjustments (unaudited)*		Proforma Balance Sheet (unaudited)

Current assets
Cash and cash equivalents	$4,346	$49	$-		$-		$4,395
Accounts receivable, net	3,437	4,728	(128	) D	(772	) H	7,265
Securities available for sale	46	-	-		-		46
Other receivable - related party	7,666	-	1,810	C	(9,476	) G,R,S	-
Inventories	1,903	14,131	-		-		16,034
Other current assets	1,273	2,755	(500	) A	(500	) T	3,028
Note receivable - current, net	61	-	-		-		61
Total current assets	18,732	21,663	1,182		(10,748)		30,829

Property and equipment, net	2,033	5,818	-		-		7,851

Other assets
Goodwill	1,095	-	33,649	B	-		34,744
Intangible assets, net	3,668	2,028	25,606	B	-		31,302
Other receivable – related party – long term	-	-	-		2,290	S	2,290
Notes receivable - long term, net	39	334	(304	) B,D	-		69
Other long term assets	476	6,854	(5,244	) D	-		2,086
Total other assets	5,278	9,216	53,707		2,290		70,491
Total assets	$26,043	$36,697	$54,889		$(8,458)		$109,171

* See Note 3 for explanation of unaudited proforma and purchase adjustments

See accompanying notes to the unaudited proforma combined financial statements

Multiband Corporation and Subsidiaries
Unaudited Proforma Combined Balance Sheet
December 31, 2008
(in thousands)

	Multiband Corporation (as filed)	DTHC and Subsidiaries (audited)	Purchase Adjustments (unaudited)*		Proforma Adjustments (unaudited)*		Proforma Balance Sheet (unaudited)

Current liabilities
Checks issued in excess of cash in bank	$-	$422	$(4	) D	$-		$418
Short term debt	150	-	500	A	-		650
Line of credit	-	45	-				45
Current portion of capital lease obligations	311	80	-		-		391
Current portion of long-term debt	1,609	8,766	(8,498	) D	-		1,877
Accounts payable	8,274	30,859	(694	) D	(772	) H	37,667
Accounts payable - related party	-	7,666	(6,324	) D	(1,342	) R	-
Accrued liabilities	3,875	16,477	(2,013	) C,D	-		18,339
Accrued income taxes payable	499	-	-		-		499
Customer deposits	61	-	-		-		61
Deferred revenue	1,488	87	-		-		1,575
Total current liabilities	16,267	64,402	(17,033)		(2,114)		61,522

Long-term liabilities
Long-term debt, net	346	21,282	18,161	A,D	(6,344	) G,T	33,445
Capital lease obligations, net of current portion	317	127	-		-		444
Total liabilities	16,930	85,811	1,128		(8,458)		95,411

Minority Interest	3,471	-	(3,471	) F	-		-

Stockholders' equity
Cumulative convertible preferred stock, no par value:
Preferred stock - Class A	213	-	-		-		213
Preferred stock - Class B	26	-	-		-		26
Preferred stock - Class C	1,482	-	-		-		1,482
Preferred stock - Class F	1,500	-	-		-		1,500
Preferred stock - Class G	48	-	-		-		48
Preferred stock - Class H	-	-	-		-		-
Common stock, no par value	37,688	10	(10	) E	-		37,688
Additional Paid in Capital	-	5,473	(5,473	) E	-		-
Stock subscriptions receivable	(84)	-	-		-		(84)
Options and warrants	46,038	-	-		-		46,038
Comprehensive income (loss) - unrealized gain (loss) on securities available for sale	45	(1,847)	1,847	E	-		45
Noncontrolling interest	-	-	7,724	B,F	-		7,724
Accumulated deficit	(81,314)	(52,750)	53,144	E,F	-		(80,920)
Total stockholders' equity	5,642	(49,114)	57,232		-		13,760
Total liabilities and stockholders' equity	$26,043	$36,697	$54,889		$(8,458)		$109,171

* See Note 3 for explanation of unaudited proforma and purchase adjustments

See accompanying notes to the unaudited proforma combined financial statements

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

NOTE 1 - Basis of Presentation

The Company applied SFAS No. 141(R) “Business Combinations” (“SFAS 141(R)”) to evaluate the purchase price allocation based on the fair value of the assets acquired and liabilities assumed.  The Company also applied Staff Position No. FSP FAS 141(R)-1, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies” (“FSP FAS 141 (R)-1”) which amends the accounting in FAS 141(R) for assets and liabilities arising from contingencies in a business combination.  FSP FAS 141(R)-1 requires that pre-acquisition contingencies be recognized at fair value, if fair value can be reasonably determined.  If fair value cannot be reasonably determined, FSP FAS 141(R)-1 requires measurement based on the best estimate in accordance with SFAS No. 5, “Accounting for Contingencies.” (“SFAS 5”) FSP FAS 141(R)-1 is effective as of January 1, 2009 in connection with the adoption of FAS 141(R).

The Company applied SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160”) for the presentation and accounting for the noncontrolling 20% interest at June 30, 2009.  Multiband had previously gained control of NC with its purchase of 51% of NC in March 2008, SFAS 160 required Multiband to recognize the acquisition of additional 29% ownership interest in NC on January 2, 2009 as an equity transaction.  The purchase price of $1,660 increased the accumulated deficit and the transfer of $2,054 of noncontrolling interest to controlling interest decreased the accumulated deficit.  No increase to previously recorded goodwill or intangibles was recorded as part of this acquisition.

As it relates to the purchase of the remainder of the DTHC operating subsidiaries, SFAS 141(R) required the Company to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with certain exceptions.  It also required the Company to recognize goodwill as of the acquisition date, measured using an income, market or cost approach, which in most types of business combinations will result in measuring goodwill as the excess of the fair value of consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair value of the identifiable net assets acquired or assumed.  A qualitative and quantitative analysis of factors that make up recognized goodwill, such as DTHC’s assets, liabilities and other contingent considerations, such as leases and other off-balance sheet commitments, follows.  This analysis is preliminary while the Company is still in its one year measurement period.

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

NOTE 2 – Purchase Price Allocation

A summary of the transaction is as follows:
Cash paid	$500
Short-term debt	500
Promissory note	39,400

Total consideration	40,400
Less consideration for 29% of NC (recorded separately as an equity transaction)	(1,660)

Consideration for 80% of outstanding stock of EC, NE, SW, MBMDU, DC, and Security	$38,740

IDENTIFIABLE ASSETS ACQUIRED AND LIABILITIES ASSUMED

Cash	49
Receivables	7,666
Prepaid expenses and deposits	1,528
Inventory	14,130
Fixed assets	5,818
Other assets	1,611
Intangible assets	27,634
Goodwill	33,649
Checks issued in excess of cash	(418)
Accounts payable	(30,323)
Accounts payable – related party	(1,342)
Other current liabilities	(14,551)
Long-term debt	(405)
TOTAL IDENTIFIABLE ASSETS ACQUIRED AND LIABILITIES ASSUMED	45,046
Noncontrolling interest	(6,306)
FAIR VALUE OF CONTROLLING INTEREST	$38,740

Noncontrolling Interest

The fair value of the intangible assets of $27,634 and 20% noncontrolling interest of $6,306 was obtained by management, using significant level 3 unobservable inputs, as defined in SFAS No. 157, “Fair Value Measurements” (“SFAS 157”) including discount rates of 15%, a terminal value of $28,200, and an applied discount of 30% for illiquidity and lack of control related to a minority interest.  This fair value was accounted for as equity on Multiband’s balance sheet pursuant to SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160").

As previously mentioned herein, Multiband purchased 51% of NC effective March 1, 2008 and another 29% of NC as of January 2, 2009.  The Company recorded $2,819 of minority interest as of March 1, 2008.  Earnings of $652 were added to the minority interest for a book value as of December 31, 2008 of $3,471.  As of January 2, 2009, the minority interest as of December 31, 2008 will be included as part of the fair value of the noncontrolling interest for the acquisition.

As part of the acquisition, the Company preliminarily assessed a $5,040 contingent legal accrual related to an existing litigation.  In connection with the purchase of the operating subsidiaries of DTHC, the Company has the right to offset 50% of certain claims against the note to DTHC once those claims are settled and paid. The Company has recorded a receivable of $2,290 which represents an estimate of the amount that can be recovered from DTHC based on the current estimate of certain legal claims.  The receivable is classified as long-term since management intends to offset the receivable with any balance remaining on the note payable to DTHC.  At present, the litigation is proceeding through a discovery stage.  While the parties have made some preliminary attempts to settle the matter there is no guarantee that the matter can be settled out of court.  As a result there is no current timeline under which the amount of the aforementioned accrual can be finalized.  The Company intends to adjust the purchase price allocation should more information become available as to the fair value of the legal contingency during the measurement period.

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

The Company acquired $25,400 of intangible assets relating to contracts with DirecTV as well as right of entry contracts of $2,234.  At the time of the acquisition, the weighted average remaining life of the intangibles acquired was 2.57 years based on terms without renewals, with right of entry contracts average life of 5.44 years and contracts with DirecTV of 2.33 years.  The weighted average remaining life of the intangibles acquired was 3.49 years assuming one year term renewals, with right of entry contracts average life of 5.44 years and contracts with DirecTV of 3.33 years.  In May 2009, the Company signed a new contract with DirecTV.  The Company capitalizes material costs incurred to renew or extend terms of intangible assets.  No costs have been incurred to renew or extend the terms of intangible assets during the three and six months ended June 30, 2009.  Goodwill and intangible assets acquired are not expected to be deductible for tax purposes

The contingent consideration related to the acquisition agreement requires a 20% cash payout on all earnings in 2009 until the remaining 20% of the Company is acquired.  The Company estimated this consideration to be $1,608 based on significant level 3 inputs as defined in SFAS 157 and the probability of adjusted cash flow.  At June 30, 2009, the Company revised the fair value of the contingent consideration from $1,608 to zero.  The Company determined that the significant level 3 inputs previously used to determine the contingent consideration were incomplete.  After further review, the Company determined that it was appropriate to define this change as a measurement period adjustment to the purchase price as a result of improved information regarding circumstances that existed as of the acquisition date.

There are no assets and liabilities arising from contingencies that were not accounted for previous to the acquisition date as part of the net value acquired.  The fair value of legal contingencies recorded by DTHC as of December 31, 2008 was $5.0 million based on management's estimate of fair value.

The Company evaluated the DTHC lease agreements for vehicles and office/warehouse space and noted no leases were above or below market.

The Company’s report on Form 10-K for the year ended December 31, 2008 contained a preliminary estimated fair value of all the aforementioned assets and liabilities related to the purchase.  At the time of the preliminary estimate DTHC had not completed its audit for the year ended December 31, 2008.  Nor at this time had the Company completed its procedures to value and allocate the final purchase price to intangible and tangible assets acquired in the acquisition.  The Company’s subsequent receipt of final balance sheet information to the aforementioned Form 10-K filing necessitated a revision of the DTHC purchase price valuation.  This revision is reflected in this footnote.  The revision consists of reallocations of goodwill and other intangible assets related to the purchase.  More specifically, goodwill assets were increased by $14,400 and intangible assets were decreased by $9,066 from the original estimate, due to the additional purchase of 29% of NC being treated as an equity transaction under SFAS 160 and therefore no additional assets (including goodwill) or liabilities were allocated for NC in the purchase price.

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

NOTE 3 – Unaudited Proforma Adjustments

Unaudited Proforma Combined Balance Sheet Purchase Adjustments

A) Adjustment to record the funds used for consideration in the acquisition:
Other current assets (cash paid to escrow)	$(500)
Short-term debt	500
Long term debt, net (promissory note)	39,400

B) Adjustment to record the fair value of assets acquired:
Intangible assets - value assigned to DirecTV contract	$25,606
Goodwill – excess purchase price paid over net assets acquired	33,649
Notes receivable – long term – adjustment to fair value	(4)
Noncontrolling interest – adjustment to fair value	6,307

C) In connection with the purchase of the operating subsidiaries of DTHC, the Company has the right to offset 50% of certain claims against the note to DTHC once those claims are settled and paid.  The pro forma adjustment of $1,810 is necessary to properly reflect the total receivable of $2,290.  The contingent liability was increased to an estimated amount of $4,580.  As of December 31, 2008, NC had recorded a related receivable from DTHC of $480.
Other receivable - related party	$1,810
Accrued liabilities	1,810

D) Audited financial statements in exhibit 99.1 include the parent (DirecTECH Holding Company Inc.) since stand alone audits were not done for the individual operating subsidiaries. These adjustments eliminate the assets and liabilities of DirecTECH Holding Company Inc., which Multiband did not acquire stock in:
Accounts receivable, net	$(128)
Notes receivable - long term	(300)
Other long term assets	(5,244)
Checks issued in excess of cash in bank	(4)
Current portion of long-term debt	(8,498)
Accounts payable	(694)
Accounts payable - related	(6,324)
Accrued liabilities	(3,823)
Long-term debt, net	(21,239)

E) Eliminate DTHC historical equity balances:
Common stock, no par value	$(10)
Additional paid in capital	(5,473)
Accumulated other comprehensive loss - unrealized loss on available for sale securities	1,847
Accumulated deficit	52,750

F) Adjustment to equity to record the purchase of the additional 29% of Multiband NC, Inc.  Multiband had previously gained control of NC with its purchase of 51% of NC in March 2008, SFAS 160 required Multiband to recognize the acquisition of additional 29% ownership interest in NC on January 2, 2009 as an equity transaction since control was maintained.  The purchase price of $1,660 increases the accumulated deficit.  The minority interest of $3,471 previously recorded in the mezzanine section of the balance sheet is reclassified and included as part of the fair value of the noncontrolling interest for the acquisition:
Minority interest	$(3,471)
Accumulated deficit	2,054
Noncontrolling interest	1,417
Accumulated deficit (purchase of 29% of NC)	(1,660)

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

Unaudited Proforma Combined Balance Sheet and Statement of Operations Adjustments

G) Subsequent to the closing of the transaction, the Company and DTHC mutually agreed to offset the $39.4 million promissory note by the sum of $5,844 for an offsetting receivable on Multiband’s books as of December 31, 2008.  This reduced the amount of this promissory note to $33,556 and reduced other receivable – related party by $5,844.

H) Adjust for the impact of the call center providing support services to MBMDU:
Accounts receivable	$(772)
Accounts payable	(772)
Revenue	(416)
Cost of products and services	(416)

I) Adjust for the revenue recorded as part of the dealer agreement with MBMDU:
Revenue	$(2,895)
Cost of products and services	(2,895)

J) Adjust for management fees between the related companies:
Revenue (DTHC management fee income)	$(1,786)
Selling, general and administrative (NC management fee expense)	(1,786)

Management income (MB Corporation management fee income)	$(2,366)
Selling, general and administrative (DTHC management fee expense)	(2,366)

K) Record amortization on the intangible asset related to the DirecTV contract recorded in the acquisition:
Depreciation and amortization	$5,000

L) Record nonroutine expenses including the costs related to the acquisition which were expensed as incurred in accordance with FAS141R:
Selling, general and administrative	$(5,520)

M) Eliminate expenses associated with assets and liabilities not acquired (D):
Selling, general and administrative – administrative expenses related to the DTHC ESOP:	$(783)
Interest expense	1,997

N) Adjust interest expense on the debt related to the purchase:
Interest expense	$(2,834)

O) Eliminate DTHC income of an uncontrolled subsidiary (MMT):
Income of uncontrolled subsidiary	$(652)

P) Adjust taxes for the utilitization of parent company net operating loss:
Provision for income taxes	$(870)

Q) Adjust noncontrolling interest to 20% for all acquired companies:
Minority interest in net income(loss) of subsidiary	$(1,892)

R) Elimination of intercompany receivables and payables:
Other receivable – related party	$(1,342)
Accounts payable – related party	(1,342)

Multiband Corporation and Subsidiaries
Notes to the Unaudited Proforma Combined Financial Statements
December 31, 2008
(in thousands)

S) Reclass receivable from DTHC from other current assets to long term assets.  The receivable is classified as long-term since management intends to offset the receivable with any balance remaining on the note payable to DTHC:

Other receivable – related party	$(2,290)
Other receivable – related party – long term	2,290

T) Receivable from DTHC offset against note payable from purchase:
Other current assets	$(500)
Long-term debt, net	(500)

U) Number of shares issued for the purchase of 51% of NC in March 2008	126

Item 9.01.  Financial Statements and Exhibits

(a)	Exhibits

23.1     Consent of Independent Registered Public Accounting Firm

99.1     Audited financial statements of DirecTECH Holding Company, Inc. and Subsidiaries for the years ended December 31, 2008 and 2007

99.2     Audited financial statements of Multiband Corporation and Subsidiaries for the year ended December 31, 2008 incorporated by reference as attached to the original 10-K filed April 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MULTIBAND CORPORATION Registrant
Date: September 11, 2009	By:

/s/ James L. Mandel
Chief Executive Officer
Date: September 11, 2009	By:

/s/ Steven M. Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)